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                               SECURITY AGREEMENT

                  This Security Agreement is made and entered into as of April 4, 1996 by and between Howtek, Inc., a Delaware corporation (hereinafter referred to as "Debtor") with offices located at 21 Park Avenue, Hudson, New Hampshire and Dr. Lawrence Howard (hereinafter referred to as "Secured Party"), with an address at 660 Madison Avenue, 20th Floor, New York, New York 10021.

                              W I T N E S S E T H:
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                  WHEREAS, Secured Party has loaned Debtor the sum of
$1,000,000;

                  WHEREAS, to evidence such loan Debtor has delivered to Secured Party a Promissory Note, of even date herewith (the "Note"), made by Debtor to Secured Party in the initial principal amount of $1,000,000;

                  WHEREAS, it is a condition of Secured Party's accepting the Note that Debtor grants a security interest in certain collateral to Secured Party.

                  NOW THEREFORE, the parties hereto agree as follows:

                  1. DEFINITIONS.
                     -----------

                  All terms used herein and not otherwise defined herein that are defined under the Uniform Commercial Code of the State of New York (the "UCC") shall have the meanings ascribed to such terms under the UCC.

                  2. SECURITY INTERESTS. To secure the payment of all amounts of principal and interest due under the Note and other obligations of the Debtor to the Secured Party under the Note (collectively referred to herein as the "Obligations"), the Debtor hereby assigns, mortgages, pledges, hypothecates, transfers, sets over and grants to the Secured Party a lien upon and a security interest in the following properties and assets (whether currently owned or hereafter acquired by it) (the "Collateral"):

                           (a)  all Accounts including, without limiting the
generality of the foregoing, acceptances, accounts receivable, chattel paper, checks, drafts, instruments, notes and other forms of obligations for the payment of money, all sums of money or other proceeds due or becoming due thereon, all guaranties and securities therefor, all of Debtor's right, title and interest in and to the goods, if any, which gave rise thereto, including the right of stoppage in transit, and also all such goods subsequently reacquired by Debtor whether by way of substitution, replacement, return, repossession or otherwise;



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                           (b)  all Inventory including, without limiting the
generality of the foregoing, all goods, wares, merchandise and other tangible personal property, including raw materials, work in process, supplies, components and finished goods whether held for sale, lease or other disposition, and also including any and all returned or repossessed Inventory and any and all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and as otherwise described in the Uniform Commercial Code;

                           (c)  all Chattel Paper;

                           (d)  all Equipment, including, without limiting the
generality of the foregoing, all motor vehicles;

                           (e)  all Fixtures;

                           (f)  all General Intangibles including, without
limiting the generality of the foregoing, all of Debtor's interest in any patents issued by the United States or any other jurisdiction whatsoever and all applications for such patents, Debtor's trade names, trademarks, trade secrets, customer lists and good will;

                           (g)  all accessions, additions, substitutions or
replacements to or for any of the foregoing;

                           (h)  all products and proceeds of any of the
foregoing; and

                           (i)  all after-acquired property of the same kinds,
types or description as enumerated in clauses (a) - (h).

                  3. TITLE, LIENS AND ENCUMBRANCES. The Debtor represents and warrants that other than the grant of a security interest to Robert Howard pursuant to the Revolving Loan and Security Agreement dated October 26, 1987 between Robert Howard and the Debtor (the "R. Howard Agreement"), Debtor has not heretofore given or granted any other security interests in or assigned or otherwise disposed of any of the Collateral or any other of its rights to the Collateral and the Debtor is, or, in the case of any Collateral to be acquired after the date hereof, will be, the owner of the Collateral. The Debtor shall not, without the prior written consent of the Secured Party, grant or permit to exist any security interest or other lien or encumbrance whatsoever on any of the Collateral that has a senior position to that of the Secured Party other than pursuant to the R. Howard Agreement. The Debtor shall promptly notify the Secured Party of any claim, lien, security interest or other encumbrance made or asserted against the Collateral and will

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defend the Collateral against any such claim, lien, security interest or other encumbrance.

                  4. PERFECTION AND DEFENSE OF SECURITY INTEREST. The Debtor shall take, at its own expense, all actions which, in the reasonable judgment of the Secured Party, are necessary or desirable to defend the security interest hereby created and granted to the Secured Party against any and all claims, demands or interests of others, whether or not allegedly arising prior to the security interest created and granted hereby. Without limiting the generality of the foregoing, the Debtor shall join with the Secured Party in executing such financing and continuation statements pursuant to the UCC as enacted in any jurisdiction applicable to the creation and perfection of a security interest in any of the Collateral or other notices appropriate under applicable law, as the Secured Party may reasonably request, and shall cause each such financing and continuation statements or notices to be filed or recorded in such manner and in such places as may be required by applicable law for the purpose of perfecting and fully protecting the security interest created and granted hereby. All costs of filing or recording such financing and continuation statements or notices or any other instrument, agreement or document executed pursuant to this Security Agreement shall be paid by the Debtor. The Debtor shall furnish the Secured Party from time to time (not to exceed once a year) at the Secured Party's request written statements and schedules further identifying and describing the Collateral in such detail as the Secured Party shall request and promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements and other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time reasonably deem necessary to perfect, protect or enforce its security interest in the Collateral.

                  5. AFFIRMATIVE COVENANTS. The Debtor covenants and agrees with the Secured Party that, from the date hereof until the Note has been paid in full in accordance with its terms and all other Obligations have been discharged in accordance with the terms thereof, it will:

                           5.1  Do or cause to be done all things necessary
to preserve, renew or keep in full force and effect its existence, rights, and other licenses, leases, permits and franchises and comply with all laws and regulations applicable to it and conduct and operate its business in substantially the manner in which it is currently conducted and operated (subject to changes in the ordinary course of business), and at all times maintain, preserve and protect all patents, trade names and other property used or useful in the conduct of its business and keep such property in good repair, working order and condition, and

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from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                           5.2  Maintain with financially sound and reputable
insurers such insurance, to such extent and against such risks, as is customary with companies in the same or similar businesses, and maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Debtor in such amounts as the Debtor shall reasonably deem necessary, and maintain such other insurance as may be required by law, or as may be reasonably requested in writing by the Secured Party; all of such insurance shall name the Secured Party as an additional insured as its interests may appear.

                           5.3  Pay indebtedness and obligations in
accordance with terms and arrangements customary in the ordinary course of its business as heretofore conducted, and pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or in respect of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a
lien or charge upon such property or any part thereof;   , that
the Debtor shall not be required to pay and discharge or cause to be paid or discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Debtor shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

                  6. RIGHTS AND REMEDIES UPON DEFAULT. For purposes of this Security Agreement, the term "Event of Default" shall have the meaning set forth in Section 4 of the Note. If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise all rights and remedies available to a Secured Party upon default under the UCC or otherwise with respect to the Collateral, the Secured Party may, in its sole discretion:

                           (a)  institute legal proceedings for the sale,
under the judgment or decree of any court of competent jurisdiction, of any of the Collateral, or for the appointment of a receiver or receivers pending foreclosure hereunder or the sale of any of the Collateral;


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                           (b)  institute legal proceedings to foreclose upon
and against the security interest created and granted by this Security Agreement, to recover judgment for all portions of the Obligations then due and payable and to collect the same out of any of the Collateral;

                           (c)  without limiting the generality of any of the
foregoing, and notwithstanding the availability of any statutory or judicial right or remedy and without resort thereto, to the fullest extent permitted by law, the Secured Party may, upon 20 days' prior written notice to the Debtor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, take possession of the Collateral and without liability for trespass enter any premises where the Collateral may be located for the purposes of taking possession of or removing the Collateral, and may require the Debtor to assemble the Collateral and make the Collateral available to the Secured Party at a place designated by the Secured Party which is reasonably convenient to both parties; and

                           (d)  without limiting the generality of the
foregoing, the Debtor agrees that the Secured Party shall have the right to sell, lease or otherwise dispose of all or any part of the Collateral whether in its then condition or after further preparation or processing, upon such terms and conditions as may be commercially reasonable and demand, collect, retain and apply against the Obligations then due and payable all earnings and other sums due and to become due in respect of the same from any person whatsoever; or sell or dispose of all or any part of the same, at one or more public or private sales, at such place or places, at such time or times and upon such terms and conditions as may be commercially reasonable in the circumstances (subject in all cases to the last paragraph of this Section 6). For purposes of the foregoing, the Secured Party will give the Debtor written notice of the time and place of any public or private sale hereunder no less than 20 days prior to the date of such public or private sale stating, in the case of a public sale, the time and place of such sale; except that no such notice shall be required with respect to any of the Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Debtor hereby agrees that such notice as is provided for herein is reasonable and hereby waives all other demands, advertisements and notices relating to any such sale. Upon consummation of any such sale of Collateral, the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Debtor, and the Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any

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rule of law or statute now existing or hereafter enacted. Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any public or private sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole discretion) determine (subject to the last paragraph of this Section 6). The Secured Party may bid for and purchase for itself the whole or any part of the Collateral (subject to the last paragraph of this Section 6). In any such sale to the Secured Party, the Secured Party, may for the purpose of making payment for the Collateral or any part thereof so purchased, use the full amount of any claim for the Obligations then due and payable to it as a credit against the purchase price. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, upon ten days' notice, be made at the time and place to which the same was adjourned. In the case the sale of all or part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon like notice. No sale or other disposition of all or any part of the Collateral by the Secured Party shall be deemed to relieve the Debtor of its liability for any deficiency after cash proceeds thereof are applied as provided in Section 7 hereof. The Debtor shall pay the Secured Party on demand any and all expenses, including, without limitation, all attorneys' fees and expenses, which may be incurred by the Secured Party in the pursuit of any remedy granted by this Section 6 or the prosecution or defense of any action or proceeding concerning any of the Secured Party's right or interest in or to the Collateral.

                  The Debtor hereby waives (to the extent permitted by law) any right it may have under Section 9-505 of the UCC to cause the Secured Party to dispose of any of the Collateral pursuant to Section 9-504 of the UCC.

                  7. APPLICATION OF PROCEEDS. The proceeds of any sale, payment on or collection of the Collateral sold pursuant to
Section 6 hereof shall be applied by the Secured Party as follows:


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                           FIRST:  to the payment of the costs and expenses
of such sale, payment or collection, including the out-of-pocket expenses of the Secured Party and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and the payment of all advances made by the Secured Party for the account of the Debtor hereunder and the payment of all costs and expenses incurred by the Secured Party in connection with the administration and enforcement of this Security Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Secured Party;

                           SECOND:  to the payment in full of the amounts of
the principal and interest due under the Note;

                           THIRD:  to the payment in full of all other
Obligations; and

                           FOURTH:  the surplus (if any) then remaining from
such proceeds shall be paid to the Debtor, its permitted successors or assigns, or as a court of competent jurisdiction may direct.

                  8. POWER OF ATTORNEY. Effective upon the occurrence of an Event of Default and so long as the same shall be continuing, the Debtor authorizes the Secured Party and does hereby appoint the Secured Party, and any officer or authorized agent of the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact, with the power to act, in the name of the Secured Party or in the name of the Debtor, as follows: to endorse any notes, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and to take any action which the Secured Party may deem necessary or advisable to effectuate the purposes of this Security Agreement. Nothing herein contained shall be construed as requiring or obligating the Secured Party to make any demand, or make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or to take any action with respect to any Collateral or the monies due or to become due thereunder or to the property covered thereby or any related document, and no action taken or omitted to be taken by the Secured Party with respect to any Collateral shall give rise to any defense, counterclaim or offset in favor of the Debtor or to any claim or action against the Secured Party.


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                  9. NO WAIVER. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or otherwise.

                  10. TERMINATION. When the Note has been paid in full and all other Obligations, incurred up through and including the date on which the Note is paid in full, have been satisfied in full, this Security Agreement shall terminate and the Secured Party shall forthwith assign, transfer and deliver to the Debtor, against its receipt, any Collateral it may then have in its possession as security hereunder

                  11. BINDING AGREEMENTS; ASSIGNMENT. This Security Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Debtor shall not be permitted to (and covenant and agree not to) assign this Security Agreement or any interest herein or in the Collateral, or any part thereof, or sell, pledge, encumber, grant any option with respect to or otherwise dispose of the Collateral in a manner inconsistent with the terms hereof.

                  12. EXPENSES. The Debtor shall pay the Secured Party all reasonable expenses (including expenses for legal services of every kind) of, or incident to, the enforcement of any provision of this Security Agreement, or actual or attempted sale of (in good faith), or any exchange, enforcement, compromise or settlement in respect of any of the Collateral and in defending or asserting any right or claim of the Secured Party in respect thereof, by litigation or otherwise.

                  13. OTHER SECURITY. To the extent that the Obligations are now or hereafter secured by (a) property other than the Collateral or (b) any guarantee, then the Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

                  14. NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or mailed first-class, postage prepaid by registered or certified mail, to the following addresses, or to such other address as the Debtor or the Secured Party, as the case may be, may furnish to the other in writing:

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                                    If to the Secured Party:

                                    Dr. Lawrence Howard
                                    660 Madison Avenue, 20th Floor
                                    New York, New York 10021

                                    If to the Debtor:

                                    Howtek, Inc.
                                    21 Park Avenue
                                    Hudson, New Hampshire  03051

                  15. GOVERNING LAW. This Security Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                  16. MODIFICATION. Neither this Security Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally nor may any of the Collateral be released or the security interest created hereby extended, except by an instrument in writing duly signed by or on behalf of the parties hereto.

                  17. SEVERABILITY. The provisions of this Security Agreement are severable and if any part or parts of this Security Agreement shall be held to be unenforceable to its or their full extent, then it is the intention of the parties hereto that such part or parts be enforced to the full extent permitted under law, and, in any event, that all other parts of this Security Agreement shall remain valid and fully enforceable as if the unenforceable part or parts had never been a part hereof.

                  18. SECTION HEADINGS. The section headings used herein are for convenience or reference only and shall not define or limit the provisions of this Security Agreement.

                  19. COUNTERPARTS. This Security Agreement may be executed in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this


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Security Agreement to produce or account for more than one such counterpart.

                  IN WITNESS WHEREOF, the parties have duly caused this Security Agreement to be duly executed on the day and year first above written.

                                          HOWTEK, INC.


                                          By: /s/ David Bothwell
                                              ---------------------------
                                          Name:  David Bothwell
                                          Title: President


                                           /s/ Dr. Lawrence Howard
                                          -------------------------------
                                          DR. LAWRENCE HOWARD



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